Exhibit 99.3

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                      United States
                                              ------------------------------
                                                2003       2002     % Change
                                              ------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                           $180,731   $170,048*     6.3
   Consumer Health Care                         83,658     77,923*     7.4
   Pharmaceutical Systems                       22,795     14,635     55.8
   Ophthalmic Systems                            5,610      6,467    (13.3)
                                              --------   --------    -----
TOTAL                                         $292,794   $269,073      8.8
                                              --------   --------    -----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                    $102,958   $ 92,497     11.3
   Diagnostic Systems                          103,248    100,905      2.3
                                              --------   --------    -----
TOTAL                                         $206,206   $193,402      6.6
                                              --------   --------    -----

BD BIOSCIENCES
   Discovery Labware                            23,226     23,637     (1.7)
   Immunocytometry & Reagents:
      Flow Cytometry Instruments & Reagents     29,141     33,029    (11.8)
      Molecular Biology Reagents                 8,399     10,747*   (21.8)
      Immunology/Cell Biology Reagents          17,779     16,779      6.0
                                              --------   --------    -----
   Total Immunocytometry & Reagents             55,319     60,555*    (8.6)
                                              --------   --------    -----

TOTAL                                         $ 78,545   $ 84,192*    (6.7)
                                              --------   --------    -----

TOTAL UNITED STATES                           $577,545   $546,667*     5.6
                                              --------   --------    -----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                           International
                                        -------------------------------------------------------
                                                                   % Change
                                                              ---------------------
                                          2003       2002     Reported   FX Neutral   FX Impact
                                        -------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                     $160,667   $144,177     11.4         6.4          5.0
   Consumer Health Care                   50,174     46,465      8.0        (1.0)         9.0
   Pharmaceutical Systems                 91,011     64,301     41.5        21.8         19.7
   Ophthalmic Systems                      7,173      6,368     12.6        (0.3)        12.9
                                        --------   --------     ----        ----         ----
TOTAL                                   $309,025   $261,311     18.3         8.7          9.6
                                        --------   --------     ----        ----         ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions              $ 73,099   $ 61,183     19.5         8.1         11.4
   Diagnostic Systems                     77,495     63,072     22.9        12.5         10.4
                                        --------   --------     ----        ----         ----
TOTAL                                   $150,594   $124,255     21.2        10.3         10.9
                                        --------   --------     ----        ----         ----

BD BIOSCIENCES
   Discovery Labware                      20,160     16,797     20.0         7.3         12.7
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                       54,339     44,440     22.3         7.9         14.4
      Molecular Biology Reagents           8,889      8,732*     1.8        (9.4)        11.2
      Immunology/Cell Biology Reagents    13,489     10,769     25.3        10.2         15.1
                                        --------   --------     ----        ----         ----
   Total Immunocytometry & Reagents       76,717     63,941*    20.0         5.9         14.1
                                        --------   --------     ----        ----         ----

TOTAL                                   $ 96,877   $ 80,738*    20.0         6.2         13.8
                                        --------   --------     ----        ----         ----

TOTAL INTERNATIONAL                     $556,496   $466,304*    19.3         8.7         10.6
                                        --------   --------     ----        ----         ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                                    Total
                                         -----------------------------------------------------------
                                                                         % Change
                                                                   ---------------------
                                            2003         2002      Reported   FX Neutral   FX Impact
                                         -----------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  341,398   $  314,225*      8.6         6.3         2.3
   Consumer Health Care                     133,832      124,388*      7.6         4.2         3.4
   Pharmaceutical Systems                   113,806       78,936      44.2        28.1        16.1
   Ophthalmic Systems                        12,783       12,835      (0.4)       (6.8)        6.4
                                         ----------   ----------     -----       -----        ----
TOTAL                                    $  601,819   $  530,384      13.5         8.8         4.7
                                         ----------   ----------     -----       -----        ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  176,057   $  153,680      14.6        10.0         4.6
   Diagnostic Systems                       180,743      163,977      10.2         6.2         4.0
                                         ----------   ----------     -----       -----        ----
TOTAL                                    $  356,800   $  317,657      12.3         8.1         4.2
                                         ----------   ----------     -----       -----        ----

BD BIOSCIENCES
   Discovery Labware                         43,386       40,434       7.3         2.0         5.3
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                          83,480       77,469       7.8        (0.5)        8.3
      Molecular Biology Reagents             17,288       19,479     (11.2)      (16.3)        5.1
      Immunology/Cell Biology Reagents       31,268       27,548      13.5         7.6         5.9
                                         ----------   ----------     -----       -----        ----
   Total Immunocytometry & Reagents         132,036      124,496       6.1        (1.2)        7.3
                                         ----------   ----------     -----       -----        ----

TOTAL                                    $  175,422   $  164,930       6.4        (0.4)        6.8
                                         ----------   ----------     -----       -----        ----

TOTAL REVENUES                           $1,134,041   $1,012,971      12.0         7.1         4.9
                                         ----------   ----------     -----       -----        ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                      United States
                                          ----------------------------------
                                             2003          2002     % Change
                                          ----------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                       $  373,482   $  337,079*    10.8
   Consumer Health Care                      159,154      139,215*    14.3
   Pharmaceutical Systems                     44,322       30,918     43.4
   Ophthalmic Systems                         12,262       12,763     (3.9)
                                          ----------   ----------    -----
TOTAL                                     $  589,220   $  519,975     13.3
                                          ----------   ----------    -----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                $  203,981   $  179,812     13.4
   Diagnostic Systems                        193,757      186,078      4.1
                                          ----------   ----------    -----
TOTAL                                     $  397,738   $  365,890      8.7
                                          ----------   ----------    -----

BD BIOSCIENCES
   Discovery Labware                          46,346       45,902      1.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           52,340       60,410    (13.4)
      Molecular Biology Reagents              16,262       20,481*   (20.6)
      Immunology/Cell Biology Reagents        32,934       31,258      5.4
                                          ----------   ----------    -----
   Total Immunocytometry & Reagents          101,536      112,149*    (9.5)
                                          ----------   ----------    -----

TOTAL                                     $  147,882   $  158,051*    (6.4)
                                          ----------   ----------    -----

TOTAL UNITED STATES                       $1,134,840   $1,043,916*     8.7
                                          ----------   ----------    -----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                                International
                                         -----------------------------------------------------------
                                                                      % Change
                                                                 ---------------------
                                            2003        2002     Reported   FX Neutral   FX Impact
                                         -----------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  313,435   $290,141      8.0         3.7         4.3
   Consumer Health Care                      94,223     91,439      3.0        (3.4)        6.4
   Pharmaceutical Systems                   162,729    119,566     36.1        21.2        14.9
   Ophthalmic Systems                        13,849     12,293     12.7         2.4        10.3
                                         ----------   --------     ----        ----        ----
TOTAL                                    $  584,236   $513,439     13.8         6.5         7.3
                                         ----------   --------     ----        ----        ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  139,279   $123,251     13.0         4.5         8.5
   Diagnostic Systems                       151,437    123,265     22.9        15.4         7.5
                                         ----------   --------     ----        ----        ----
TOTAL                                    $  290,716   $246,516     17.9        10.0         7.9
                                         ----------   --------     ----        ----        ----

BD BIOSCIENCES
   Discovery Labware                         38,915     32,573     19.5        10.4         9.1
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                          95,192     84,945     12.1         1.6        10.5
      Molecular Biology Reagents             16,781     15,978*     5.0        (3.2)        8.2
      Immunology/Cell Biology Reagents       25,009     20,550     21.7        10.3        11.4
                                         ----------   --------     ----        ----        ----
   Total Immunocytometry & Reagents         136,982    121,473*    12.8         2.5        10.3
                                         ----------   --------     ----        ----        ----

TOTAL                                    $  175,897   $154,046*    14.2         4.2        10.0
                                         ----------   --------     ----        ----        ----

TOTAL INTERNATIONAL                      $1,050,849   $914,001*    15.0         7.0         8.0
                                         ----------   --------     ----        ----        ----

*    Prior year data reclassified to conform to current year presentation

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

                                                                    Total
                                         -----------------------------------------------------------
                                                                        % Change
                                                                   ---------------------
                                             2003        2002      Reported   FX Neutral   FX Impact
                                         -----------------------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                      $  686,917   $  627,220*     9.5         7.5         2.0
   Consumer Health Care                     253,377      230,654*     9.9         7.3         2.6
   Pharmaceutical Systems                   207,051      150,484     37.6        25.7        11.9
   Ophthalmic Systems                        26,111       25,056      4.2        (0.8)        5.0
                                         ----------   ----------     ----        ----        ----
TOTAL                                    $1,173,456   $1,033,414     13.6         9.9         3.7
                                         ----------   ----------     ----        ----        ----

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions               $  343,260   $  303,063     13.3         9.8         3.5
   Diagnostic Systems                       345,194      309,343     11.6         8.6         3.0
                                         ----------   ----------     ----        ----        ----
TOTAL                                    $  688,454   $  612,406     12.4         9.2         3.2
                                         ----------   ----------     ----        ----        ----

BD BIOSCIENCES
   Discovery Labware                         85,261       78,475      8.6         4.9         3.7
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                         147,532      145,355      1.5        (4.6)        6.1
      Molecular Biology Reagents             33,043       36,459     (9.4)      (13.0)        3.6
      Immunology/Cell Biology Reagents       57,943       51,808     11.8         7.3         4.5
                                         ----------   ----------     ----        ----        ----
   Total Immunocytometry & Reagents         238,518      233,622      2.1        (3.3)        5.4
                                         ----------   ----------     ----        ----        ----

TOTAL                                    $  323,779   $  312,097      3.7        (1.2)        4.9
                                         ----------   ----------     ----        ----        ----

TOTAL REVENUES                           $2,185,689   $1,957,917     11.6         7.9         3.7
                                         ----------   ----------     ----        ----        ----

*    Prior year data reclassified to conform to current year presentation